Exhibit 32.1

OFFICER’S CERTIFICATION
PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. 1350)

The undersigned Jeffrey Beunier, the Chief Executive Officer and Chief Financial Officer of Recovery Energy, Inc., (the “Corporation”), in connection with the Corporation’s Quarterly Report on Form 10-Q for the period ended September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), does hereby represent, warrant and certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as amended, that, to the best of his knowledge:

1. The Report is in full compliance with reporting requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Corporation.

November 16, 2009

Recovery Energy, Inc.

/s/ Jeffrey Beunier
Jeffrey Beunier
CPA/CEO, President and Treasurer